UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported) November 17, 2000
                                                  -------------------
                                                  November 8, 2000
                                                  -------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events.

     On November 8, 2000, Public Service Company of New Mexico, a New Mexico corporation (the "Company") Western Resources, Inc., a Kansas corporation ("Western"), HVOLT Enterprises, Inc., a Delaware corporation ("Parent"), HVK, Inc., a Kansas corporation and a wholly owned subsidiary of Parent ("Merger Sub-1"), and HVNM, Inc., a New Mexico corporation and a wholly owned subsidiary of Parent ("Merger Sub-2"), entered into an Agreement and Plan of Restructuring and Merger, dated as of November 8, 2000 (the "Merger Agreement"), and related agreements, including the Asset Allocation and Separation Agreement, dated as of November 8, 2000 ("Allocation Agreement"), between Western and Westar Industries, Inc., a Kansas corporation and a wholly owned subsidiary of Western ("Westar"), providing for an integrated transaction (the "Transaction") involving (a) delivery by Western to its shareholders of its then ownership interest in Westar, followed by (b) the merger of Merger Sub-1 into Western and the merger of Merger Sub-2 into Manzano Corporation, a New Mexico holding company to be formed as a result of the pending Company's restructuring ("Manzano"), pursuant to which each of Manzano, Western and the Company will become wholly owned subsidiaries of Parent and the shareholders of Western (including Westar) will receive a total of 55 million shares of Parent common stock, subject to adjustment as provided in the Merger Agreement. The Merger Agreement, the Allocation Agreement and the Form of Stockholder Agreement between Parent and Westar, together with the forms of certain certificates of designations relating to the Transaction are filed herewith and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

        99.1 Agreement and Plan of Restructuring and Merger, dated as of November 8, 2000 among Western Resources, Inc., Public Service Company of New Mexico, HVOLT Enterprises, Inc., HVK, Inc. and HVNM, Inc.

        99.2 Asset Allocation and Separation Agreement, dated as of November 8, 2000, between Western Resources, Inc. and Westar Industries, Inc.

        99.3 Form of Stockholder Agreement between HVOLT Enterprises, Inc. and Westar Industries, Inc.

        99.4 Form of Western Resources, Inc. Certificate of Designations for a Series of Preference Stock designated as "7.5% Convertible Preference Stock."

        99.5   Form of HVOLT Enterprises, Inc. Certificate of Designations for a
               Series  of  Preferred  Stock  designated  as  "7.5%   Convertible
               Preferred Stock."

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  November 17, 2000                           /s/ Max H. Maerki
                                         ------------------------------------
                                                     Max H. Maerki
                                              Senior Vice President, and
                                               Chief Financial Officer
                                              (Officer duly authorized
                                                to sign this report)